UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2024

THE SINGING MACHINE COMPANY, INC.

(Exact name of registrant as specified in charter)

Delaware	001-41405	95-3795478
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6301 NW 5th Way, Suite 2900

Fort Lauderdale, FL 33309

(Address of principal executive offices) (Zip Code)

(954) 596-1000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	MICS	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth ☐

If an emerging growth company, indicate by check mart if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Forward Looking Statements

This Current Report on Form 8-K and other reports filed by registrant from time to time with the Securities and Exchange Commission (collectively, the “Filings”) contain or may contain forward-looking statements and information that is based upon beliefs of, and information currently available to, registrant’s management, as well as estimates and assumptions made by registrant’s management. When used in the Filings, the words “anticipate,” “believe,” “estimate,” “expect,” “future,” “intend,” “plan” or the negative of these terms and similar expressions as they relate to registrant or registrant’s management identify forward-looking statements. Such statements reflect the current view of the registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors (including the risks contained in the section of this Current Report on Form 8-K entitled “Risk Factors”) relating to the registrant’s industry and registrant’s operations and results of operations. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Risks and uncertainties related to the proposed transaction include, among others: the risk that regulatory approvals required for the transaction are not obtained on the proposed terms and schedule or are obtained subject to conditions that are not anticipated; the risk that the financing required to fund the transaction is not obtained; the risk that the other conditions to the closing of the acquisition are not satisfied; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction; uncertainties as to the timing of the transaction; the inability to obtain, or delays in obtaining, the synergies contemplated by the transaction; uncertainty of the expected financial performance of the company following completion of the proposed transaction; the calculations of, and factors that may impact the calculations of, the purchase price in connection with the proposed transaction and the allocation of such purchase price to the net assets acquired in accordance with applicable accounting rules and methodologies; unexpected costs, charges or expenses resulting from the transaction; litigation relating to the transaction; the outcome of pending or potential litigation or governmental investigations; the inability to retain key personnel; and any changes in general economic and/or industry specific conditions. Consequently, all of the forward-looking statements made by the Company, in this and in other documents or statements are qualified by factors, risks and uncertainties, including, but not limited to, those set forth under the headings titled “Cautionary Statement Regarding Forward-Looking Statements” and “Risk Factors” in the Company’s Transition Report on Form 10-KT for the transition period from April 1, 2023 to December 31, 2023, the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2024, and other reports filed by the Company with the SEC, which are available at the SEC’s website http://www.sec.gov.

You should not place undue reliance on any forward-looking statement, each of which applies only as of the date of this Current Report on Form 8-K. Except as required by law, we undertake no obligation to update or revise publicly any of the forward-looking statements after the date of this Current Report on Form 8-K to conform our statements to actual results or changed expectations, or the results of any revision to these forward-looking statements.

Item 1.01 Entry Into A Material Definitive Agreement

Asset Purchase Agreement

On June 11, 2024, The Singing Machine Company, Inc., a Delaware corporation (the “Company”) and its wholly owned subsidiary SemiCab Holdings, LLC, a Nevada limited liability company (“SemiCab LLC” and collectively with the Company, the “Buyer”) and SemiCab , Inc., a Delaware corporation (“SemiCab” or the “Seller”), entered into an asset purchase agreement (the “Asset Purchase Agreement”) pursuant to which Seller will sell and assign to the Buyer, and the Buyer will purchase and assume from Seller, substantially all the assets, and certain specified liabilities relating to the business of the Seller. Subject to certain exceptions set forth in the Asset Purchase Agreement, the Buyer will not assume the liabilities of the Seller. The closing of the transaction (the “Closing”) is subject to the satisfaction of various conditions, including (i) receipt of all required consents and authorizations from governmental authorities; (2) the Buyer and Seller having entered into an option agreement, granting the Buyer the right to acquire all of the issued and outstanding capital securities of SMCB Solutions Private Limited, a wholly owned subsidiary of the Seller, in consideration for shares of common stock of the Company; (3) the Company consummating a financing transaction for gross proceeds of no less than $1,700,000; (4) the Company having taken action to appoint two designees of the Seller to the Board of Directors of the Company; and (4) the receipt of any required approvals from third parties.

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SemiCab provides automated optimization services for shippers and carriers using a propriety software platform that employs both machine learning and artificial intelligence technologies. See below for additional information about the business conducted by SemiCab.

As consideration for the acquisition, the Company has agreed to issue to Seller: (i) 962,710 shares of its common stock, par value $0.01; (ii) and a twenty percent (20%) membership interest in SemiCab LLC.

The Asset Purchase Agreement includes covenants of the parties customary for transactions similar to those contemplated by the Asset Purchase Agreement, including, among others, that the Seller shall conduct and operate its business in in the ordinary course consistent with past practice until the Closing and not engage in certain kinds of activities or transactions during this period.

The Seller has agreed, subject to certain exceptions with respect to unsolicited proposals, not to initiate, facilitate, solicit, encourage (including, without limitation, by way of furnishing non-public information) or accept any inquiries regarding, or the making of any proposal or offer that constitutes, or could reasonably be expected to result in, an “acquisition proposal” or engage in, continue or otherwise participate in any discussions, communications or negotiations regarding an acquisition proposal.

The Asset Purchase Agreement also includes customary termination provisions including that, in general, either party may terminate the agreement if the transaction has not been consummated by June 30, 2024 or if any governmental authority issues any order, injunction, or judgment that restrains, enjoins or otherwise prohibits or makes the transaction illegal. Likewise, either party may terminate the agreement if the other party has breached any representation, warranty, covenant, obligation or agreement which would reasonably be expected to cause any of the conditions to closing to not be satisfied, subject, in some cases, to the opportunity of the breaching party to cure such breach prior to such date.

The Asset Purchase Agreement also contains representations, warranties and indemnification obligations of the parties customary for transactions similar to those contemplated by the Asset Purchase Agreement. Such representations and warranties are made solely for purposes of the Asset Purchase Agreement and, in some cases, may be subject to qualifications and limitations agreed to by the parties in connection with the negotiated terms of the Asset Purchase Agreement and may have been qualified by disclosures that were made in connection with the parties’ entry into the Asset Purchase Agreement.

Operating Agreement of SemiCab, LLC

Pursuant to the terms of the Asset Purchase Agreement, at the Closing, the Company, SemiCab LLC and SemiCab, will enter into an operating agreement of SemiCab LLC (the “Operating Agreement”) which sets forth the terms and conditions governing the operation and management of SemiCab LLC. As per the Operating Agreement, the Company will make an initial capital contribution of $1,000,000 and have an 80% membership interest in SemiCab, LLC. The Company will make additional contributions into SemiCab, LLC as per certain milestones set forth in the Operating Agreement. These additional contributions are in addition to any other capital contributions that the Company may make, along with other members, in proportion to its membership interest, that are reasonably necessary to any operating, capital, or other expenses relating to the business of SemiCab, LLC.

Employment Agreements with SemiCab, LLC

Pursuant to the Asset Purchase Agreement, SemiCab LLC will enter into employment agreements with the principals of SemiCab as follows:

●	Ajesh Kapoor will serve as President and Chief Technology Officer of SemiCab for an initial term of three years, provided that the employment may be extended for successive terms of one year if certain specific milestones set forth in the employment agreement are met. Pursuant to the employment agreement, Ajesh Kapoor will be entitled to an annual salary of $140,000 in 2024, $240,000 in 2025 and $300,000 in each of 2026, 2027 and 2028. In addition, for each of 2024 and 2025, Mr. Kapoor will be entitled to stock compensation equal to $50,000. In addition, based on certain milestones set forth in the employment agreement, Mr. Kapoor may be entitled to additional cash and stock based incentive compensation.

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Ajesh Kapoor is the Founder of SemiCab, a Gartner Cool Vendor in Supply Chain. Prior to SemiCab, Mr. Kapoor was the Vice President of Product Management at GT Nexus, a division of Infor, the world’s largest cloud based B2B multi-enterprise network and execution platform for global trade and supply chain management. At GT Nexus, Mr. Kapoor transformed their Transportation Management System (TMS) product line into a cloud-based multi-modal, multi-enterprise foundation that allows a single platform to orchestrate all domestic and international transportation.

Mr. Kapoor has over 25 years of experience in designing and implementing industry-leading supply chain and logistics solutions and building lean market-driven organizations. As Global Head of Supply Chain Advisory Services at Wipro Technologies, Mr. Kapoor built the supply chain services strategy for Retail, CPG and Transportation Industry segments. Prior to that, he was Co-Founder and Chief Technology Officer at GEOCOMtms, a division of Blue Yonder, where he developed and brought to market fleet management solutions that grew to be recognized as the industry leader. Mr. Kapoor previously served as Director of Technical Business Development at CAPS Logistics, a subsidiary of Infor that pioneered network design and multi-modal transportation planning.

Mr. Kapoor is an alum of IIT Roorkee and Georgia Tech.

●	Vivek Sehgal will serve as Chief Product Officer for a term of three years, provided that the employment may be extended for successive terms of one year if Mr. Sehgal meets specific milestones set out in the employment agreement. Pursuant to the employment agreement, Mr. Sehgal will be entitled to an annual salary of $105,000 in 2024, $210,000 in 2025, $240,000 in 2026, $270,000 in 2027 and $300,000 in 2028. In addition, as a sign-on bonus, and for each of 2024 and 2025, Mr. Sehgal will be entitled to stock compensation equal to $50,000. In addition, based on the achievement of certain milestones, Mr. Sehgal may be entitled to additional cash and stock-based incentive compensation.

Mr. Sehgal is the Chief Product Officer and Co-founder of SemiCab. Mr. Sehgal is a supply chain expert with deep expertise designing and building innovative supply chain planning, execution, and logistics solutions. At SemiCab, Mr. Sehgal ensured that SemiCab’s cloud-based muti-enterprise collaborative transportation platform effectively uses AI, ML and optimization technologies to predict and optimize millions of loads across hundreds of thousands of trucks.

Prior to joining SemiCab, Mr. Sehgal worked at Google as a business architect for their supply chain transformation. His earlier roles include supply chain leadership positions at The Home Depot and GE; and building supply chain solutions at GT Nexus (Infor Nexus), Manhattan Associates and i2 Technologies (Blue Yonder).

Mr. Sehgal is a graduate of IIM Mumbai.

A copy of each of the Asset Purchase Agreement and the Operating Agreement are included as Exhibit 2.1 and Exhibit 10.1 to this Current Report and is hereby incorporated by reference. All references to the Asset Purchase Agreement and the Operating Agreement to this Current Report are qualified, in their entirety, by the text of such exhibits.

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BUSINESS OF SEMICAB

Following the acquisition, the Company intends, through SemiCab, LLC, to continue to conduct the business of SemiCab. The following is a detailed description of SemiCab’s business:

Overview

SemiCab is primarily engaged in developing proprietary AI-based digital freight technology and providing digital freight services using this technology. SemiCab is focused on the following multi-prong approach:

● In the short-term, grow freight volume and improve gross margins

● In the mid-to-long-term, continue to grow into additional global geographies and expand into new product categories that take advantage of our technology foundation.

SemiCab’s Product Portfolio

Digital Truckload Freight Services—SemiCab offers full truckload transportation services in the U.S. and India, on a contract basis. This product category accounted for approximately 100% of SemiCab’s net sales in the year ended December 31, 2023.

SemiCab sells its services directly to enterprise customers.

Platform Development and Design

Technology development is a key element of SemiCab’s strategic growth plan. Strategic platform development is done in-house from SemiCab’s engineering center in Bengaluru, India and overseen from its corporate headquarters in Atlanta, GA. In addition to new functionality, SemiCab endeavors to improve existing technology and algorithms to manage larger freight volumes, improve network efficiency, and improve features based upon customer feedback.

Sales and Marketing

SemiCab’s products are marketed and sold through its direct sales team. Sales are recognized upon completion of the services and are made utilizing standard payment terms of approximately 30-45 days.

Marketing and customer engagement are key elements in the B2B digital freight space. Historically, a significant percentage of SemiCab’s customer acquisition has been through current customer referrals and industry group support. SemiCab continues to focus its marketing efforts on growing brand awareness among its target customer demographic, optimizing marketing investments, and executing an integrated marketing strategy. SemiCab has also implemented online marketing, social media, and digital analytics tools, which allows it to better measure the performance of its marketing activities, learn from its customers, and receive valuable insights into industry and competitor activities.

SemiCab maintains a 24/7 internal customer service department that responds to customer inquiries, investigates, and resolves issues, and is available to assist customers and partners.

Competition

Digital freight industry has many participants, none of which have a dominant market share. SemiCab competes with a number of different companies including traditional freight brokers, digital freight brokers, and asset-based truckload carriers providing contract carriage services on a point-to-point basis.

The primary methods of competition in the industry consist of brand positioning, technological innovation, service quality, and price. SemiCab’s competitive strength is driven by its collaborative transportation technology that orchestrates transportation across its customers to provide a more efficient and more reliable service.

Intellectual Property

SemiCab relies on a combination of word and design mark, trademarks and trade secrets to protect its intellectual property. The duration of its trademark registrations varies from country to country. However, trademarks are generally valid and may be renewed indefinitely as long as they are in use and/or their registrations are properly maintained.

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Customers

Sales to SemiCab’s top five customers together comprised approximately 99% and 97% of its net sales for the year ended December 31, 2023, and 2022, respectively. In the year ended December 31, 2023, revenues from four of these customers represented greater than 10% of net sales, at 37%, 17%, 23% and 21% of total net sales. In its fiscal year ended December 31, 2022, revenues from five of these customers represented greater than 10% of net sales, at 33%, 21%, 16%, 13% and 15% of total net sales.

Seasonality

SemiCab experiences higher seasonal demand for its services, typically beginning in late August, and extending into early December of each calendar year.

Regulatory Matters

SemiCab designs its products to comply with all applicable mandatory and voluntary safety standards. In the United States, these safety standards are promulgated by federal, state and independent agencies such as the U.S Consumer Product Safety Commission, ASTM International, the Federal Communications Commission, and various states Attorney Generals and state regulatory agencies.

Human Capital Resources

As of March 31, 2024, SemiCab had 5 full-time employees, 1 of which was engaged in engineering and product development, 1 in sales and marketing, 2 in customer support or general operations and 1 in general administration and finance. All of SemiCab employees will become employees of SemiCab LLC.

RISK FACTORS RELATED TO SEMICAB’S BUSINESS

Below are risk factors relating to the business of SemiCab. You should carefully consider the risks described below together with all of the other information included in this report before making an investment decision with regard to our securities. If any of the following risks actually occurs, our business, financial condition or results of operations could be harmed. In that case, the trading price of our common stock could decline, and you may lose all or part of your investment.

General Business Risks

The transportation industry historically has experienced cyclical fluctuations in financial results due to economic recessions, downturns in business cycles of SemiCab’s customers, interest rate fluctuations, currency fluctuations, and other economic factors beyond SemiCab’s control.

● Decrease in volumes: A reduction in overall freight volumes in the marketplace may reduce opportunities for growth. The market may be impacted by supply chain disruptions or overall economic conditions. In addition, if a downturn in SemiCab’s customers’ business cycles causes a reduction in the volumes of freight shipped by those customers, SemiCab’s operating results could be adversely affected. During 2022 and 2023, SemiCab experienced a decline in volumes as shippers struggled with elevated inventory levels and consumer demand was negatively impacted by inflation and macroeconomic uncertainty. These volume declines have also driven declining freight rates.

● Credit risk and working capital: Some of SemiCab’s customers may face economic difficulties and may not be able to pay for services rendered by SemiCab, and some may go out of business. In addition, some customers may be slow payers and unable to pay, which may cause working capital needs to increase.

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● Transportation provider failures: A significant number of SemiCab’s contracted transportation providers may go out of business, which would result in SemiCab being unable to secure sufficient equipment or other transportation services to meet its commitments to its customers.

● Expense management: SemiCab may not be able to appropriately adjust its expenses to changing market demands. In periods of rapid change, it may be difficult to match its staffing levels to its business needs. Higher carrier prices may result in decreased adjusted gross profit margin and increases in working capital. Carriers can be expected to charge higher prices if market conditions warrant or to cover higher operating expenses. SemiCab’s adjusted gross profits and income from operations may decrease if SemiCab is unable to increase its pricing to its customers. Increased demand for over the road transportation services and changes in regulations may reduce available capacity and increase motor carrier pricing. In the event market conditions change and its contracted rates are below market rates, SemiCab may be required to provide transportation services at a loss. As its volumes increase or SemiCab increases freight rates charged to its customers, the resulting increase in revenues may increase its working capital needs due to its business model, which generally has a higher length of days sales outstanding than days payables outstanding. Changing fuel costs and interruptions of fuel supplies may have an impact on its adjusted gross profit margin. In its truckload transportation business, fluctuating fuel prices may result in a decreased adjusted gross profit margin. While its different pricing arrangements with customers and contracted motor carriers make it very difficult to measure the precise impact, SemiCab believes fuel costs essentially act as a pass-through cost to its truckload business.

SemiCab’s dependence on third parties to provide equipment and services may impact the delivery and quality of its transportation and logistics services. SemiCab depends on independent third parties to provide trucking services and to report certain events to them, including but not limited to, shipment status information and freight claims. These independent third parties may not fulfill their obligations to SemiCab, or SemiCab’s relationship with these parties may change, which may prevent SemiCab from meeting its commitments to its customers. SemiCab’s reliance on these third parties also could cause delays in reporting certain events, including recognizing claims. In addition, if SemiCab is unable to secure sufficient equipment or other transportation services from third parties to meet its commitments to its customers, its operating results could be materially and adversely affected, and its customers could switch to its competitors temporarily or permanently.

Many of these risks are beyond SemiCab’s control, including:

●	equipment and driver shortages in the transportation industry, particularly among contracted motor carriers;
●	changes in regulations impacting transportation;
●	disruption in the supply or cost of fuel;
●	the introduction of alternative means of transporting freight; and
●	unanticipated changes in freight markets.

SemiCab faces substantial industry competition.

Competition in the digital freight industry is intense and broad-based. SemiCab competes with traditional and non-traditional logistics companies, including transportation providers that own equipment, third-party freight brokers, technology matching services, internet freight brokers, carriers offering logistics services, and on-demand transportation service providers. SemiCab also competes with carriers’ internal sales forces. In addition, customers can bring in-house some of the services SemiCab provides to them. Increased competition could reduce its market opportunity and create downward pressure on freight rates. Continued rate pressure may adversely affect SemiCab’s adjusted gross profits and income from operations. In the event market conditions change and SemiCab’s contracted rates are below market rates, it may be required to provide transportation services at a loss.

SemiCab earnings may be affected by seasonal changes or significant disruptions in the transportation industry. Results of operations for the industry generally show a seasonal pattern as customers reduce shipments during and after the winter holiday season. SemiCab believes this historical pattern has been the result of, or influenced by, numerous factors, including national holidays, weather patterns, consumer demand, economic conditions, and other similar and subtle forces. Although seasonal changes in the transportation industry have not had a significant impact on its cash flow or results of operations, SemiCab expects this trend to continue, and it cannot guarantee it will not adversely impact SemiCab in the future. The transportation industry may also be significantly impacted by disruptions such as the availability of transportation equipment, as well as factors such as labor shortages, fuel prices, shifts in consumer demand toward more locally sourced products, and regulatory changes. These disruptions may impact the growth rates within the global logistics industry and SemiCab’s ability to provide transportation services for its customers, each of which may adversely impact its results of operations and operating cash flows.

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SemiCab relies on technology to operate its business.

SemiCab has internally developed the majority of its operating systems and also relies on technology provided by third parties. Its continued success is dependent on its systems continuing to operate and to meet the changing needs of its customers and users. The continued automation of existing processes and usage of third-party technology and cloud network capacity will require adaptation and adjustments that may increase its exposure to cybersecurity risks and system availability reliance. SemiCab relies on its technology staff and third-party vendors to successfully implement changes to, and to maintain, its operating systems in an efficient manner. If SemiCab fails to maintain, protect, and enhance its operating systems, it may be at a competitive disadvantage and lose customers.

As demonstrated by recent material and high-profile data security breaches, computer malware, viruses, computer hacking, and phishing attacks have become more prevalent, and may occur on SemiCab’s and operating systems. SemiCab cannot guarantee future attacks will have little to no impact on its business. Furthermore, given the interconnected nature of the supply chain and its significant presence in the industry, it may be an attractive target for such attacks. The insurance coverage held by SemiCab’s currently have in place may not apply to a particular loss or it may not be sufficient to cover all liabilities to which we may be subject. A loss for which SemiCab is not adequately insured could materially affect its financial results.

Though it is difficult to determine what, if any, harm may directly result from any specific interruption or attack, a significant impact on the performance, reliability, security, and availability of SemiCab’s operating systems and technical infrastructure to the satisfaction of its users may harm its reputation, impair its ability to retain existing customers or attract new customers, and expose it to legal claims and government action, each of which could have a material adverse impact on its financial condition, results of operations, and growth prospects.

SemiCab’s international operations subject it to operational, financial, and data privacy risks.

SemiCab provide services within foreign countries on an increasing basis. Its business outside of the U.S. is subject to various risks, including:

●	difficulties in managing or overseeing foreign operations and agents;
●	limitations on the repatriation of funds because of foreign exchange controls;
●	foreign currency fluctuations;
●	different liability standards;
●	intellectual property laws of countries that do not protect its intellectual property rights, including but not limited to, its proprietary information systems, to the same extent as the laws of the U.S.;
●	issues related to non-compliance with laws, rules, and regulations in the countries in which it operates including the U.S. Foreign Corrupt Practices Act and similar regulations. Failure to comply could result in reputational harm, substantial penalties, and operational restrictions; and
●	global laws and regulations regarding the collection, use, processing, and transfer of personal information may impact its services by imposing restrictions on processing, increase legal claim liability, and increase regulatory scrutiny and fines. These requirements continue to evolve and vary by region and regime, which increases the risk of noncompliance and impacts operations, including additional expenses and resources necessary to manage compliant operations.

The occurrence or consequences of any of these factors may restrict its ability to operate in the affected region and/or decrease the profitability of its operations in that region.

Foreign currency fluctuations could result in currency exchange gains or losses or could affect the book value of its assets and liabilities. Furthermore, SemiCab may experience unanticipated changes to its income tax liabilities resulting from changes in geographical income mix and changing international tax legislation. If SemiCab does not correctly anticipate changes in international economic and political conditions, it may not be able to alter its business practices in time to avoid adverse effects.

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SemiCab’s ability to appropriately staff and retain employees is important to its business model.

SemiCab’s continued success depends upon its ability to attract and retain motivated logistics and technology professionals. In periods of rapid change, it may be more difficult to match its staffing level to its business needs. SemiCab cannot guarantee it will be able to continue to hire and retain a sufficient number of qualified personnel. In addition, macroeconomic factors impacting the labor market may result in higher costs to hire and retain qualified personnel. Because of its highly experienced employee base, its employees are attractive targets for new and existing competitors. Continued success depends in large part on its ability to develop successful employees into managers and architects.

SemiCab uses, and may continue to expand its use of, machine learning and artificial intelligence (“AI”) technologies to deliver its services and operate its business.

If SemiCab fails to successfully integrate AI into its platform and business processes, or if it fails to keep pace with rapidly evolving AI technological developments, including attracting and retaining talented AI developers and programmers and cybersecurity personnel, it may face a competitive disadvantage. At the same time, the use or offering of AI technologies may result in new or expanded risks and liabilities, including enhanced government or regulatory scrutiny, litigation, privacy and compliance issues, ethical concerns, confidentiality, reputational harm, and security risks. It is not possible to predict all of the risks related to the use of AI and changes in laws, rules, directives, and regulations governing the use of AI may adversely affect the ability to develop and use AI or subject SemiCab to legal liability. The cost of complying with laws and regulations governing AI could be significant and would increase operating expenses, which could adversely affect its business, financial condition, and results of operations. Further, market demand and acceptance of AI technologies are uncertain, there may be challenges to further incorporate AI into SemiCab’s processes.

SemiCab’s business is dependent on a small number of customers.

SemiCab derives a significant portion of its total revenues from a small number of customers. During 2023, SemiCab’s top 5 customers based on total revenue comprised approximately 99 percent of its consolidated total revenues. Its largest customer comprised approximately 37 percent of its consolidated total revenues. The sudden loss of major customers could materially and adversely affect its operating results.

SemiCab is subject to claims arising from its transportation operations.

SemiCab uses the services of thousands of third-party transportation companies in connection with its transportation operations. From time to time, the drivers employed and engaged by the motor carriers with which SemiCab contracts with are involved in accidents, which may result in serious personal injuries. The resulting types and/or amounts of damages may be excluded by or exceed the amount of insurance coverage maintained by the contracted motor carrier. SemiCab contractually requires all motor carriers it works with to carry at least $1,000,000 in automobile liability insurance. SemiCab also requires all contracted motor carriers to maintain workers compensation and other insurance coverage as required by law. Most contracted motor carriers have insurance exceeding these minimum requirements, as well as cargo insurance in varying policy amounts. Although these drivers are not employees of SemiCab and all of these drivers are employees, owner-operators, or independent contractors working for the contracted motor carriers, from time to time, claims may be asserted against SemiCab for its actions or for SemiCab’s actions in retaining them. Claims against SemiCab may exceed the amount of its insurance coverage or may not be covered by insurance at all. A material increase in the frequency or severity of accidents, liability claims, workers’ compensation claims, or unfavorable resolutions of claims could materially and adversely affect its operating results. In addition, significant increases in insurance costs or the inability to purchase insurance as a result of these claims could reduce its profitability. SemiCab’s involvement in the transportation of certain goods, including but not limited to, hazardous materials, could also increase its exposure in the event one of its contracted motor carriers is involved in an accident resulting in injuries or contamination.

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In North America, as a property freight broker, SemiCab is not legally liable for loss or damage to its customers’ cargo. In its customer contracts, SemiCab may agree to assume cargo liability up to a stated maximum. Although SemiCab is not legally liable for loss or damage to its customers’ cargo, from time to time, claims may be asserted against SemiCab for cargo losses. SemiCab maintains a broad cargo liability insurance policy to help protect it against catastrophic losses that may not be recovered from the responsible contracted carrier. SemiCab also carries various liability insurance policies, including automobile and general liability.

SemiCab’s business depends upon compliance with numerous government regulations.

SemiCab’s operations may be regulated and licensed by various federal, state, and local transportation agencies in the U.S. and similar governmental agencies in foreign countries in which its operates.

SemiCab is subject to licensing and regulation as a property freight broker and is licensed by the DOT to arrange for the transportation of property by motor vehicle. The DOT prescribes qualifications for acting in this capacity, including certain surety bonding requirements. SemiCab also has and maintains other licenses as required by law. SemiCab’s failure to maintain required permits or licenses, or to comply with applicable regulations, could result in substantial fines or revocation of its operating permits and licenses

Legislative or regulatory changes can affect the economics of the transportation industry by requiring changes in operating practices or influencing the demand for, and the cost of providing, transportation services. SemiCab may experience an increase in operating costs, such as security costs, as a result of governmental regulations that have been or will be adopted in response to terrorist activities and potential terrorist activities. No assurances can be given that SemiCab will be able to pass these increased costs on to its customers in the form of rate increases or surcharges, and its operations and profitability may be materially and adversely affected as a result.

Risks related to the Asset Purchase Agreement

Closing of the transaction pursuant to the Asset Purchase Agreement is subject to certain conditions and if these conditions are not satisfied, waived or fulfilled in a timely manner, the transaction may be delayed or not completed.

The obligation of each of the Company, SemiCab, and SemiCab LLC to consummate the transactions contemplated by the Asset Purchase Agreement is subject to the satisfaction (or, to the extent permitted by applicable law, waiver) of a number of conditions, including, among others that the Company has consummated a financing transaction for gross proceeds of no less than $1,700,000. Many of the conditions to the Closing may not be within the parties’ control, and neither party can predict when, or if, these conditions will be satisfied. If any of these conditions are not satisfied or waived prior to June 30, 2024, it is possible that the Asset Purchase Agreement may be delayed or not completed.

Any delay in completing the closing may adversely affect the benefits that the Company expects to achieve from the acquisition.

There can be no assurance that the conditions to the Closing will be satisfied, waived or fulfilled in a timely fashion or that the acquisition will be completed.

Resources expended in pursuit of the transactions contemplated under the Asset Purchase Agreement would be wasted if the transactions are not completed.

Due diligence, the negotiation, drafting and execution of the agreements signed in connection with the Asset Purchase agreement, and the preparation of related disclosure documents and other filings required substantial management time and attention and substantial costs for accountants, attorneys, consultants and others. If the Company fails to complete the transactions contemplated by the Asset Purchase Agreement for any number of reasons, many of which are beyond our control, it will result in a loss to us of the related costs incurred.

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We may not realize the growth opportunities that are anticipated from the transactions contemplated by the Asset Purchase Agreement

The benefits that we expect to achieve as a result of the acquisition will depend, in part, on our ability to realize anticipated growth opportunities. Our success in realizing these growth opportunities, and the timing of this realization, depends on the successful integration of SemiCab’s business and operations and the Company’s business and operations. Even if we are able to integrate the SemiCab businesses and operations successfully, this integration may not result in the realization of the full benefits of the growth opportunities that we currently expect. While we anticipate that certain expenses will be incurred, such expenses are difficult to estimate accurately, and may exceed current estimates. Accordingly, the benefits from the transaction may be offset by costs incurred or delays in integrating the companies.

CYBERSECURITY

Cybersecurity Risk Management and Strategy

The ever-evolving threat landscape makes data security and privacy a critical priority. SemiCab’s technology team has experience and expertise supporting mitigation of the potential cybersecurity threats facing its organization and vulnerabilities facing its technology infrastructure and potential cybersecurity threats. All employees have access to cybersecurity trainings.

SemiCab maintains processes for key risk identification, mitigation efforts, and day-to-day management of risks, including cybersecurity risks.

Although it is difficult to determine the potential impacts from a cybersecurity incident, SemiCab may experience negative impacts such as reputational harm, inability to retain existing customers or attract new customers, exposure to legal claims and government action, among others. SemiCab cannot guarantee future attacks will have little to no impact on its business. Furthermore, given the interconnected nature of the supply chain and its significant presence in the industry, SemiCab believes it may be an attractive target for such attacks. The impact of a cybersecurity incident may have a material adverse impact on SemiCab’s financial condition, results of operations, availability of its systems, and growth prospects, which makes cybersecurity risk management of critical importance.

Although SemiCab has internally developed the majority of its line of business applications, it also relies on technology provided by third parties. SemiCab has processes in place to oversee and identify risks from cybersecurity threats associated with the use of third-party technology including third-party risk management, and process and partner intake risk assessments. These processes help mitigate the risks associated with utilizing external technology platforms and help prevent disruptions.

SemiCab has processes and programs in place to meet its global compliance obligations and work with its employees and teams across the globe to ensure security and data protection principles are integrated into the way it conducts its business.

Item 7.01 Regulation FD Disclosure.

On June 12, 2024, the Company issued a press release announcing the foregoing transactions. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

The information furnished pursuant to Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”) or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any filing made by us under the Exchange Act or Securities Act, regardless of any general incorporation language in any such filing, except as shall be expressly set forth by specific reference in such filing.

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Item 9.01 Financial Statement and Exhibits.

(a) Financial Statements of Business Acquired.

The financial statements of SemiCab, are filed as Exhibit 99.2 and 99.3 to this Current Report on Form 8-K and are incorporated herein by reference.

(b) Pro Forma Financial Information

The unaudited pro forma condensed consolidated financial information of the Company in connection with the acquisition is filed as Exhibit 99.4 to this Current Report on Form 8-K and are incorporated herein by reference.

(d) Exhibits. Exhibit No. Description

Exhibit No.	Description
2.1	Asset Purchase Agreement dated June 11, 2024, between The Singing Machine Company, Inc., SemiCab, Inc, and SemiCab Holdings, LLC.*

10.1	Operating Agreement between The Singing Machine Company, Inc, SemiCab Holdings, LLC and SemiCab, Inc. **

99.1	Press Release issued June 12, 2024

99.2	Audited Financial Statements of SemiCab, Inc as of and for the year ended December 31, 2022 and 2023

99.3	Unaudited Financial Statements of SemiCab, Inc. as of and for the three months ended March 31, 2024

99.4	Unaudited Pro Forma Condensed Consolidated Financial Statements for the nine-month transition period ended December 31, 2023 and the three months ended March 31, 2024

101.INS*	XBRL Instance Document
101.SCH*	XBRL Taxonomy Extension Schema Document
101.CAL*	XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF*	XBRL Taxonomy Extension Definition Linkbase Document
101.LAB*	XBRL Taxonomy Extension Label Linkbase Document
101.PRE*	XBRL Taxonomy Extension Presentation Linkbase Document
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Certain schedules and exhibits have been omitted pursuant to Items 601(a)(5) and 601(b)(2) of Regulation S-K. The Company will furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request. The Company may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedules or exhibits so furnished.

** In accordance with Item 601(b)(10) of Regulation S-K, certain provisions or terms of the Agreement have been redacted. The Company will provide an unredacted copy to the exhibit on a supplemental basis to the SEC or its staff upon request.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 12, 2024

THE SINGING MACHINE COMPANY, INC.

By:	/s/ Gary Atkinson
Gary Atkinson
Chief Executive Officer

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